UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 26, 2018

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey	001-4802	22-0760120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive
Franklin Lakes, New Jersey 07417-1880
(Address of Principal Executive Offices)(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.  Other Events.

Becton, Dickinson and Company (“BD”) is registering 420,867 shares (the “Bard Shares”) of its common stock, par value $1.00 per share (“Common Stock”), under BD’s registration statement on Form S-3 (File No. 333-224464) (the “Registration Statement”), as supplemented by a prospectus supplement, dated as of April 26, 2018, filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2018. The Bard Shares were previously registered under BD’s registration statement on Form S-3 (File No. 333-206020) (the “Prior Registration Statement”), which was set to expire on July 31, 2018 and was deemed terminated upon filing of the Registration Statement. The Bard Shares are issuable to certain former employees of C. R. Bard, Inc. (“Bard”) and employees of certain former affiliates of Bard upon the exercise of certain stock-settled stock appreciation rights issued under the Becton, Dickinson and Company 2004 Employee and Director Equity-Based Compensation Plan, as amended and restated, that BD has agreed to substitute for outstanding equity awards previously granted by Bard in connection with BD’s acquisition of Bard.

BD is also registering 20,408 shares (the “CareFusion Shares”) of Common Stock under the Registration Statement, as supplemented by a prospectus supplement, dated as of April 26, 2018, filed with the SEC on April 26, 2018. The CareFusion Shares were previously registered under the Prior Registration Statement. The CareFusion Shares are issuable to certain former employees of CareFusion Corporation and employees of certain former affiliates of CareFusion Corporation upon the vesting or exercise of certain equity awards issued under the CareFusion Corporation 2009 Long-Term Incentive Plan that BD assumed in connection with BD’s acquisition of CareFusion Corporation.

Attached hereto and incorporated by reference to the Registration Statement as Exhibits 5.1 and 5.2 are copies of the opinions of Gary DeFazio, as Senior Vice President, Corporate Secretary and Associate General Counsel for BD, relating to the Bard Shares and the CareFusion Shares, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of Gary DeFazio, as Senior Vice President, Corporate Secretary and Associate General Counsel for Becton, Dickinson and Company, relating to the Bard Shares.
5.2	Opinion of Gary DeFazio, as Senior Vice President, Corporate Secretary and Associate General Counsel for Becton, Dickinson and Company, relating to the CareFusion Shares.
23.1	Consent of Gary DeFazio (included as part of Exhibit 5.1).
23.2	Consent of Gary DeFazio (included as part of Exhibit 5.2).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Senior Vice President, Corporate Secretary and Associate General Counsel

Date: April 26, 2018